UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2019

UNIQUE FABRICATING, INC.

(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Unique Fabricating, Inc.
800 Standard Parkway
Auburn Hills, MI 48326
(248)-853-2333

(Address including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2019, Unique Fabricating, Inc (the "Company") issued a press release announcing that the Board of Directors has appointed Susan C. Benedict to its Board of Directors as an independent director to fill the vacancy created by John Weinhardt's previously announced resignation. Her appointment became effective on November 7, 2019. Ms. Benedict is an experienced leader in human resources, legal, and compliance matters with experience in manufacturing and automotive industries. Ms. Benedict is the current Chief Human Resource Officer and Assistant General Counsel, Labor and Employment, of Stoneridge, Inc (NYSE: SRI), a designer and manufacturer of highly engineered electrical and electronic components, modules, and systems principally for the automotive and commercial vehicle markets. Ms. Benedict has been employed by Stoneridge, Inc. since 2017. Prior to joining Stoneridge, Inc, she served as Senior Counsel for Koch Industries, Inc, from 2012 through 2017, and as Corporate Counsel for Guardian Industries, Corp. prior to 2012. Ms. Benedict holds a Bachelor of Arts in Psychology from The Ohio State University, a Master of Business Administration from the University of Detroit Mercy, a Juris Doctor from Western Michigan University Thomas M. Cooley Law School, and was admitted to the State Bar of Michigan in 2012.

Item 7.01 Regulation FD Disclosure

On November 12, 2019, the Company issued a press release announcing the appointment of Susan C. Benedict to the Board of Directors as an independent director. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release of the Company dated November 12, 2019.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Dated: November 12, 2019	By:	/s/ Byrd Douglas Cain
Name: Byrd Douglas Cain
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated November 12, 2019